OTHER FINANCIAL LIABILITIES, INCLUDING BUSINESS COMBINATIONS AND CONTINGENT CONSIDERATION	12 Months Ended
Dec. 31, 2020
Disclosure Of Financial Risk Management [Abstract]
OTHER FINANCIAL LIABILITIES, INCLUDING BUSINESS COMBINATIONS AND CONTINGENT CONSIDERATION	OTHER FINANCIAL LIABILITIES, INCLUDING BUSINESS COMBINATIONS AND CONTINGENT CONSIDERATIONOther Financial Liabilities:

Amounts in € ‘000	2020	2019
Current
Contingent consideration	20,357	17,835
Total current	20,357	17,835

Non-current
Contingent consideration	—	17,081
Financial guarantee contracts	173	201
Total non-current	173	17,282
Total	20,530	35,117
In 2016 Pharming completed the acquisition of all North American commercialization rights for its own product RUCONEST® from Valeant. Pharming paid an upfront amount of US$60 million, and committed future payments up to a further US$65 million, based on achievement of certain sales milestones. After this acquisition, Pharming became responsible for selling RUCONEST® directly in the US.
The fair value of the contingent consideration, which is reflected in Other financial liabilities, is based on becoming due within one year. Accordingly, the Company has decreased the fair value of the contingent consideration from €34.9 million at year-end 2019 to €20.4 million at year-end 2020, as a result of the payment of the second milestone of €18.1 million in first quarter of 2020 and by taking a charge to the income statement of €3.3 million (2019: €2.9 million). As result of the strong US sales performance in Q4 2020, the net sales level that triggers the payment of the final US$25 million milestone to Bausch Health Inc. has been achieved.